ING

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected Directors and/or Officers of Golden American Life Insurance Company ("Golden American"), constitute and appoint, Myles R. Tashman and Marilyn Talman, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her in his or her name, place and stead, in any and all capacities, to sign the following Golden American registration statements, and current amendments to registration statements, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:

o Post-Effective Amendment No. 13 to Golden American's Registration Statement on Form N-4 (Nos. 333-28769; 811-5626) for registration of Contracts under Separate Account B.
o Amendment No. 12 to Golden American's Registration Statement on Form S-1
  (No. 333-28765) for registration of fixed account interests.
o Post-Effective Amendment No. 21 to Golden American's Registration Statement on Form N-4 (Nos. 033-59261; 811-5626) for registration of Contracts under Separate Account B.
o Amendment No. 4 to Golden American's Registration Statement on Form S-1
  (No. 333-35592) for registration of fixed account interests.
o Post-Effective Amendment No. 13 to Golden American's Registration Statement on Form N-4 (Nos. 333-28679; 811-5626) for registration of Contracts under Separate Account B.
o Amendment No. 2 to Golden American's Registration Statement on Form S-1
  (No. 333-68138) for registration of fixed account interests.
o Post-Effective Amendment No. 4 to Golden American's Registration Statement on Form N-4 (Nos. 333-30180; 811-5626) for registration of Contracts under Separate Account B.
o Amendment No. 1 to Golden American's Registration Statement on Form S-1
  (No. 333-59408) for registration of fixed account interests.
o Post-Effective Amendment No. 15 to Golden American's Registration Statement on Form N-4 (Nos. 333-28755; 811-5626) for registration of Contracts under Separate Account B.
o Amendment No. 5 to Golden American's Registration Statement on Form S-1
  (No. 333-95457) for registration of fixed account interests.

Signature                              Title                        Date
---------                              -----                        ----

/s/Robert C. Salipante             Director and Chief
----------------------             Executive Officer           October 10, 2001
Robert C. Salipante

/s/Wayne R. Huneke                 Director, Senior Vice
------------------                 President and Chief
Wayne R. Huneke                    Financial Officer           October 09, 2001

/s/Thomas J. McInerney             Director                    October 10, 2001
----------------------
Thomas J. McInerney

/s/Phillip R. Lowery               Director                    October 11, 2001
--------------------
Phillip R. Lowery

/s/Mark A. Tullis                  Director                    October 10, 2001
-----------------
Mark A. Tullis


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